SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 21, 2004

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

               Nevada                                      76-0364866
-----------------------------------                   ---------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                        Identification No.)

1300 West Sam Houston Parkway South, Suite 300 Houston, Texas           77042
--------------------------------------------------------------        ----------
    (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000

Item 5. Other Events.

On January 20, 2004, U.S. Physical Therapy, Inc. (the "Company") a national operator of physical and occupational therapy outpatient clinics, issued a press release announcing that actual patient visits realized in the fourth quarter were in fact less than had been anticipated earlier in the year. Based upon preliminary internal unaudited financial results, the Company expects to report $.10 to $.12 diluted earnings per share for the fourth quarter and $.59 to $.61 diluted earnings per share for the full year 2003. A copy of the press release is attached hereto as Exhibit 99.1.


Item 12. Results of Operations and Financial Condition.

(c)  Exhibits

Exhibits      Description of Exhibits
--------      -----------------------

99.1          Press release dated January 20, 2004.*

* Furnished herewith





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U.S. PHYSICAL THERAPY, INC.


Dated: January 21, 2004             By:  /s/ LAWRANCE W. MCAFEE
                                       ------------------------
                                    Lawrance W. McAfee
                                    Chief Financial Officer
                                    (duly authorized officer and
                                    principal financial and accounting officer)

EXHIBIT              DESCRIPTION OF EXHIBIT
-------              ----------------------

99.1                 Press release dated January 20, 2004.*

* Furnished herewith